united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22976

Cross Shore Discovery Fund

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Benjamin Bloomstone, President and Principal Executive Officer

Cross Shore Discovery Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2023

Item 1. Reports to Stockholders.

(a)

Cross Shore Discovery Fund

Annual Report

March 31, 2023

Cross Shore Capital Management, LLC

111 Great Neck Road

Suite 210

Great Neck, NY 11021

Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholder,

I am pleased to write this annual letter to you, highlighting the Cross Shore Discovery Fund’s (the “Fund”) performance for the twelve months ended March 31, 2023. In managing the Fund, Cross Shore Capital Management, LLC seeks to provide shareholders superior risk-adjusted rates of return over a full market cycle, with limited capital draw downs and with overall volatility less than broad U.S. equity market indices.

Though we feel that we have met these objectives over the life of the Fund, this past year was a particularly challenging one. Over the twelve months ended March 31, 2023, the Fund delivered a time-weighted return of -5.8% versus the HFRX’s return of -2.1%.

2022 was a year of extreme shock to the global economy, leading to one of the steepest yearly declines in equities since the Great Recession. The shocks are well known: COVID-related reopening challenges coupled with extreme fiscal and monetary stimulus powered the kindling to ignite inflation, and the commodity surge following Russia’s invasion of Ukraine was the match that caused inflation to blaze. A rapid and massive policy response to inflation drove weakness in stocks and bonds, with both asset classes posting losses on the year for the first time in nearly 5 decades.

During the year ended March 31, 2023 we exited 4 managers: Whale Rock Flagship Fund Ltd., Stoney Point Capital Partners Offshore, Ltd., Rivulet Capital Offshore Fund Ltd., and Rip Road Offshore Fund, Ltd. The Fund did not engage any new managers during this period.

As we mentioned in last year’s letter, a major factor in our underperformance for the year ended March 31, 2022 was the Fund’s large exposure to technology. We reduced that exposure from 35% as of March 31, 2022 to 19% as of December 31, 2022, the last date we have information available. This portfolio adjustment held us in good stead as the information technology index (as represented by the ETF “XLK”) was down 22% for those nine months.

Throughout our 20 years of being in business, the Adviser has always felt it prudent to have a significant portion of our funds dedicated to growth/technology stocks. We acknowledge that there will likely be continued volatility for these sectors. In addition to information technology, we also maintain a large position in biotechnology. We remain committed to an overweight position in growth/technology managers. We feel they are best positioned to generate greater returns for us over the long term.

I would like to personally thank you for your support of the Fund and wish you, your families, friends, and colleagues all the best.

Benjamin Bloomstone

President, Cross Shore Discovery Fund

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Investment Results (Unaudited)

Average Annual Total Returns
(For the periods ended March 31, 2023)
	One Year	Five Year	Since Inception(1)
Cross Shore Discovery Fund	(5.8)%	1.6%	3.4%
S&P 500® Index(2)	(7.7)%	11.2%	10.8%
HFRX Equity Hedge Index(3)	(2.1)%	2.6%	2.6%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Cross Shore Discovery Fund (“Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. Performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.crossshorefunds.com or by calling (844) 300-7828. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA).

(1)	For the period from January 2, 2015 (inception date of the Fund) to March 31, 2023.

(2)	The S&P 500® Index (“S&P 500”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The S&P 500 returns assume reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500.

(3)	The HFRX Equity Hedge Index (“HFRX”) is made up of hedge funds that have at least $50 million in assets under management, have been actively trading for at least 24 months, are open to new investment (in separately managed accounts), provide transparency, and satisfy and satisfy qualitative screening requirements of Hedge Fund Research®, a company which specializes in analysis and indexation of hedge funds and has developed a detailed hedge fund classification system. The HFRX is a sub-index that focuses on Long/Short strategies and is an investable index. The index is rebalanced quarterly.

Investment Results (Unaudited) (continued)

Comparison of a $50,000 Investment in the Cross Shore Discovery Fund,
S&P 500® Index and the HFRX Equity Hedge Index (Unaudited)

The chart above assumes an initial investment of $50,000 made on January 2, 2015 (commencement of operations) and held through March 31, 2023. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 300 -7828. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

(1)	As a percentage of net assets.

(2)	Less than 0.05%.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.crossshorefunds.com.

This page is intentionally left blank.

Cross Shore Discovery Fund
Schedule of Investments
March 31, 2023

% of
Portfolio Funds*	Net Assets
Long/Short Generalist:
Atika Offshore Fund, Ltd., Class A, Series 1	4.3%
EVR Offshore Partners Fund, Ltd., Class B, Series 1121	6.1%
Hawk Ridge Partners Offshore, Ltd., Class A, Initial Series	8.9%
Hill City Capital Offshore Fund Ltd., Class A, Series 14	5.8%
Hill City Capital Offshore Fund Ltd., Class C, Series 14-SP6	0.7%
TCIM Offshore Fund Ltd., Class A-33, Series 2019-12	8.1%
Thames Absolute Return Offshore Fund, Ltd., Class B-2, Series 1	5.5%
Wolf Hill Offshore Fund, Ltd., Class A-OS, Series 2020-08	5.0%
Total Long/Short Generalist	44.4%
Long/Short Sector:
Energy
Encompass Capital Fund Offshore Ltd., Class A, Series 1	11.4%
Financial Services
BHZ Consolidation Cayman Fund, LP, Class C	6.3%
Healthcare, Biotechnology
Avoro Life Sciences Offshore Fund Ltd., Class A-1	12.2%
Biomedical Offshore Value Fund, Ltd., Class I, Series 200199-1	10.2%
Total Healthcare, Biotechnology	22.4%
Healthcare, Consumer
Armistice Capital Offshore Fund Ltd., Class A, Series 2019-04B	0.0%(6)
Armistice Capital Offshore Fund Ltd., Class A, Series 2015-09B	0.0%(6)
Armistice Capital Offshore Fund Ltd., Class A, Series 2013-08B	0.0%(6)
Total Healthcare, Consumer	0.0%(6)
Technology, Media and Telecommunications
Atreides Foundation Fund, Ltd., Founders Class, Series F-2	7.7%
Center Lake Capital, Ltd., Class A, Initial Series	3.9%
Total Technology, Media and Telecommunications	11.6%
Total Long/Short Sector	51.7%
Total Investments In Portfolio Funds	96.1%

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (continued)
March 31, 2023

		Initial		Next Available
Cost(1)	Fair Value	Acquisition Date	Redemption Frequency(2)	Redemption Date
$647,235	$1,337,359	1/2/2015	Quarterly	6/30/2023
1,750,000	1,879,241	11/1/2021	Quarterly	6/30/2023(3)(4)
1,600,000	2,734,680	2/1/2018	Quarterly	6/30/2023
1,561,707	1,798,021	11/1/2021	Quarterly	6/30/2023(4)
188,293	221,896	9/1/2022	N/A	(5)
1,756,890	2,494,947	12/1/2019	Monthly	4/30/2023
1,550,000	1,703,086	11/1/2017	Quarterly	6/30/2023
1,300,000	1,556,827	7/1/2021	Quarterly	6/30/2023
10,354,125	13,726,057

1,803,039	3,513,176	1/1/2020	Quarterly	6/30/2023

1,950,000	1,952,747	5/1/2018	Quarterly	6/30/2023

1,069,545	3,769,926	5/1/2017	Quarterly	6/30/2023
2,100,000	3,129,616	1/1/2019	Quarterly	6/30/2023
3,169,545	6,899,542

17,040	3,141	4/1/2019	N/A	(5)
4,503	1,525	9/1/2015	N/A	(5)
3,108	1,155	1/2/2015	N/A	(5)
24,651	5,821

1,585,524	2,377,201	5/15/2019	Quarterly	6/30/2023(4)
1,527,500	1,203,872	5/1/2019	Semi-Annual	6/30/2023
3,113,024	3,581,073
10,060,259	15,952,359
$20,414,384	$29,678,416

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (continued)
March 31, 2023

	% of
Money Market Funds	Net Assets

Federated Hermes Institutional Prime Obligations Fund, Institutional Class, 4.82%(7)	3.9%

Total Investments	100.0%

Liabilities in Excess of Other Assets	0.0	% (6)

Net Assets	100.0%

*	Non-income producing security.

(1)	There were no unfunded capital commitments as of March 31, 2023.

(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft or hard lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 120 days.

(3)	Subject to hard lock through March 31, 2023.

(4)	Subject to 25% investor level quarterly gate.

(5)	Redemptions are not permitted until the underlying special investments are sold/liquidated.

(6)	Amount is less than 0.05%.

(7)	Rate disclosed is the seven day effective yield as of March 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (concluded)
March 31, 2023

Cost	Fair Value	Shares

$1,195,006	$1,194,835	1,194,716

$21,609,390	$30,873,251

	$13,147

	$30,886,398

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statement of Assets and Liabilities
March 31, 2023

Assets
Investments in Portfolio Funds and Money Market Funds, at fair value (cost $21,609,390)	$30,873,251
Receivable for Portfolio Funds sold	1,337,358
Prepaid expenses	7,754
Total assets	32,218,363
Liabilities
Payable for fund shares redeemed	1,225,316
Payable to Adviser	34,159
Payable for audit and tax fees	54,500
Payable to Administrator	9,658
Other accrued expenses	8,332
Total liabilities	1,331,965
Net Assets	$30,886,398
Net Assets Consist Of
Paid-in capital	$38,515,780
Accumulated deficit	(7,629,382)
Net Assets	$30,886,398
Net Asset Value Per Share
Institutional Shares (based on 406,692 shares outstanding; 272,299 additional shares registered)	$75.95

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statement of Operations
For the year ended March 31, 2023

Investment Income
Dividend income	$51,056
Expenses
Investment Adviser	448,477
Audit and tax preparation fees	54,719
Administration	38,588
Legal	32,000
Chief Compliance Officer	31,000
Trustee	27,500
Fund accounting	25,725
Transfer agent	22,594
Insurance	10,446
Printing	8,673
Custodian	7,500
Registration	5,397
Miscellaneous	16,085
Total expenses	728,704
Expenses waived by Adviser	(11,028)
Net expenses	717,676
Net investment loss	(666,620)
Realized and Change in Unrealized Gain/(Loss) from Investments in Portfolio Funds
Net realized gain on sale of investments in Portfolio Funds	1,383,998
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	(3,128,245)
Net realized and change in unrealized loss from investments in Portfolio Funds	(1,744,247)
Net decrease in net assets resulting from operations	$(2,410,867)

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment loss	$(666,620)	$(902,780)
Net realized gain on sale of investments in Portfolio Funds	1,383,998	2,104,255
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	(3,128,245)	(2,921,682)
Net decrease in net assets resulting from operations	(2,410,867)	(1,720,207)
Distributions To Shareholders From Earnings
Institutional Shares	—	(3,999,028)
Capital Share Transactions - Institutional Shares
Proceeds from issuance of shares	200,000	1,354,607
Reinvestment of distributions	—	2,752,843
Payments for redemption of shares	(8,352,794)	(1,720,373)
Net increase/(decrease) in net assets resulting from capital share transactions	(8,152,794)	2,387,077
Net decrease in net assets	(10,563,661)	(3,332,158)
Net assets at beginning of year	41,450,059	44,782,217
Net assets at end of year	$30,886,398	$41,450,059
Share Transactions - Institutional Shares
Shares issued	2,480	14,597
Reinvestment of distributions	—	31,836
Shares redeemed	(109,895)	(19,947)
Net increase/(decrease) in share transactions	(107,415)	26,486

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Financial Highlights - Institutional Shares

	For the Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$80.63	$91.84	$87.56	$102.96	$103.50
Investment operations:
Net investment loss(1)	(1.43)	(1.80)	(1.96)	(2.02)	(2.09)
Net realized and unrealized gains/(losses) from investments in Portfolio Funds	(3.25)	(1.43)	25.15	(5.35)	5.51
Net change in net assets resulting from operations	(4.68)	(3.23)	23.19	(7.37)	3.42
Distributions from:
Net investment income	—	(7.98)	(18.91)	(8.03)	(3.96)
Net asset value, end of year	$75.95	$80.63	$91.84	$87.56	$102.96
Total return(2)	(5.80%)	(4.11%)	25.50%	(8.02%)	3.73%
Net assets, end of year	$30,886,398	$41,450,059	$44,782,217	$38,720,310	$40,391,631
Ratios To Average Net Assets
Expenses after waiver and reimbursement or recoupment(3)	2.00%	1.97%	2.00%	2.00%	2.08%
Expenses before waiver and reimbursement or recoupment(3)	2.03%	1.86%	1.87%	1.92%	2.18%
Net investment loss after waiver and reimbursement or recoupment(3)	(1.86%)	(1.97%)	(1.98%)	(1.96%)	(2.00%)
Net investment loss before waiver and reimbursement or recoupment(3)	(1.89%)	(1.86%)	(1.85%)	(1.88%)	(2.10%)
Portfolio turnover rate	—%	11.15%	7.08%	22.97%	32.77%

(1)	Calculated based on the average shares outstanding during the year.

(2)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.

(3)	The ratios do not reflect the Fund’s proportionate share of income, expenses and incentive allocations of the underlying Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Notes to Financial Statements
March 31, 2023

1. Organization

Cross Shore Discovery Fund (the “Fund”) was organized on May 21, 2014 as a Delaware statutory trust. The Fund commenced operations on January 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund’s initial registration under the 1940 Act and the Securities Act of 1933 became effective on January 30, 2015. The Fund operates as a “fund of hedge funds”. The Fund provides investors access to a variety of professionally managed private investment funds (“hedge funds”) that predominately employ equity long/short strategies (each a “Portfolio Fund”). The Portfolio Funds are not registered under the 1940 Act and are generally organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first business day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last business day of the calendar month. Interest income, if any, and expense are accrued each month. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

B. Investment Valuation and Risks

The Fund will calculate the net asset value per share (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by Cross Shore Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser, as the valuation designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the NAV of the Institutional Shares is calculated (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures and GAAP, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments may be associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, the Portfolio Funds will engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further,

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

Portfolio Fund investment managers (the “Investment Managers”), who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the year ended March 31, 2023, the fees for these services ranged from 0.75% to 2.00% per annum for management fees and up to 20% of the Portfolio Funds’ net profits for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund.

The Fund’s interests in Portfolio Funds may also be illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Generally, the fair value of the Fund’s investments in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations as of March 31, 2023, were determined by the Adviser to be consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at March 31, 2023, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainly of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets and would be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In determining fair values as of March 31, 2023, the Adviser has, as a practical expedient, estimated the fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date.

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. Accordingly, money market mutual funds with a fair value of $1,194,835 have been categorized as Level 1 in the fair value hierarchy. All investments for which fair value is measured using the NAV per share as a practical expedient are not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $29,678,416 have not been categorized in the fair value hierarchy.

3. Investment Strategies

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominately employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities. For a more detailed description, please see the Fund’s prospectus.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies. Investment Managers, for example, may construct long and short portions based upon: (1) a mispricing of equity securities relative to each other or relative to historic norms (Relative Value Approach); (2) the effect of events on different equity securities (Event Driven Approach); (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Long/Short Approach); and/or (4) the effect of economic and political changes on the prices of equity securities (Directional Trading Approach) (collectively, “Long/Short Equity Techniques”). The Investment Managers may utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and focus on specific sectors, regions (e.g., U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants to implement their equity long/short strategies. A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities,

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero- coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding equity securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or for hedging against certain long/short strategy risks.

4. Investment Advisory Fee and Other Transactions with Affiliates A. Investment Advisory Fees

The Adviser serves as the Fund’s investment adviser. The Adviser receives an annual fee of 1.25% payable monthly based on the Fund’s monthly net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed an annual rate of 2.00% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund’s average net assets for the fiscal year. The arrangement will continue until at least July 31, 2023 and can only be terminated prior to that day with approval from the Board. The Adviser may recoup fees waived and expenses reimbursed within three years of the date in which such waivers and reimbursements were made if such recoupment does not cause current expenses within the fiscal year to exceed the expense limit in effect at the time the expense was paid/waived or any expense limit in effect at the time of repayment.

For the year ended March 31, 2023, the Adviser waived $11,028 in advisory fees. As of March 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $11,028 from the Fund no later than March 31, 2026.

B. Administration, Accounting, Compliance Services and Transfer Agent Fees

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”), the Administrator provides administration, fund accounting, transfer agency and compliance services to the Fund and supplies certain officers to the Fund including a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer. The Fund

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

pays the Administrator a basis point fee, subject to fee minimums, for administrative services, a base annual fee for fund accounting services, a base annual fee plus an annual fee per open shareholder account for transfer agency and a fixed fee for compliance services and certain out of pocket expenses.

C. Distribution

Ultimus Fund Distributors, LLC (the “Distributor”), a wholly- owned subsidiary of Ultimus, acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

D. Custodian Fees

Fifth Third Bank N.A. (the “Custodian”) is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign sub custodians, subject to policies and procedures approved by the Board. Fees and expenses of the Custodian are paid by the Fund.

E. General

Certain officers of the Fund are employees of the Adviser, the Administrator, or their affiliates. Independent trustees are paid $3,750 for each regularly scheduled Board meeting and $1,250 for each special Board meeting attended, for their services to the Fund. Prior to August 2022, the independent trustees were paid $2,500 for each regularly scheduled Board meeting. Interested trustees and officers of the Trust are not paid for services directly by the Fund.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent as of the first business day of each month. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers but is not obligated to do so.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding shares or a specific number of shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holdings shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information a shareholder should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

During the year ended March 31, 2023, the Board authorized and the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 20% of the net asset value of the Fund’s Institutional Shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #1	Offer #2
Commencement date	March 18, 2022	June 15, 2022
Repurchase request deadline	April 14, 2022	July 15, 2022
Repurchase pricing date	June 30, 2022	September 30, 2022
Value of shares repurchased	$3,653,233	$1,035,022
Shares repurchased	48,879	13,551

	Repurchase	Repurchase
	Offer #3	Offer #4
Commencement date	September 16, 2022	January 27, 2023
Repurchase request deadline	October 18, 2022	February 28, 2023
Repurchase pricing date	December 31, 2022	March 31, 2023
Value of shares repurchased	$2,371,195	$1,225,316
Shares repurchased	30,443	16,133

6. Purchases and Sales of Portfolio Funds

Aggregate purchases and proceeds from sales of Portfolio Funds, other than short-term investments, for the year ended March 31, 2023, amounted to $— and $6,569,521, respectively. There were no purchases or sales of U.S. government obligations for the year ended March 31, 2023.

7. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

8. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Cross Shore Discovery Fund
Notes to Financial Statements (continued)
March 31, 2023

The following information is provided on a tax basis as of March 31, 2023:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(464,318)
Net unrealized depreciation	$(464,318)

As of March 31, 2023, the aggregate cost of investments for federal tax purposes was $31,337,569. The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

As of March 31, 2023, the following reclassification was made on the Statement and Assets of Liabilities for the Fund:

Accumulated
Paid-In Capital	Earnings (Deficit)
$(4,555,246)	$4,555,246

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements due to net operating losses, have no effect on the Fund’s net assets or NAV per share.

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(7,165,064)
Unrealized appreciation/(depreciation)	(464,318)
Total	$(7,629,382)

The tax character of distributions for the fiscal years ended March 31, 2023 and March 31, 2022, were as follows:

	March 31, 2023	March 31, 2022
Distributions paid from:
Ordinary income	$—	$3,999,028
Total distributions paid	$—	$3,999,028

As of March 31, 2023, for federal income tax purposes, the Fund had $2,115,472 of short-term and $4,214,356 of long-term capital loss carryforwards available to offset future gains, if any, that may be carried forward indefinitely, to the extent provided by the Treasury regulations. As of March 31, 2023, the Fund had deferred Qualified Late Year Ordinary losses of $835,236.

Cross Shore Discovery Fund
Notes to Financial Statements (concluded)
March 31, 2023

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

9. Control Persons

A control person is a shareholder who owns beneficially, or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of March 31, 2023, Cross Shore QP Partners, LP, an affiliate of the Adviser, owned 38% of the outstanding shares of the Fund.

10. Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 10% of the net asset value of the Fund’s Institutional Shares to be calculated at a price equal to the Fund’s Institutional Shares net asset value as of June 30, 2023. The Fund commenced its tender offer on April 28, 2023, and the expiration of the tender offer is May 30, 2023. As of May 26, 2023, there were no repurchase of shares associated with this tender offer.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Cross Shore Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cross Shore Discovery Fund (the “Fund”) as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and underlying portfolio funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 26, 2023

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you will receive will show the tax status of all distributions paid to your account in any calendar year. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. For the year ended March 31, 2023, the Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the year ended March 31, 2023, 0% of the Fund’s ordinary income qualifies for the corporate dividends received deduction.

For the year ended March 31, 2023, the Fund designated $0 long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
David J. Gruber Born: 1963 Trustee; Lead Independent Trustee; Chairman/Member, Audit Committee; Member, Nominating and Valuation Committees Since 2014	Director of Risk Advisory Services, Holbrook and Manter, CPAs since 2016.	1	Trustee, Oak Associates Fund (7 series) since 2019; Trustee, Asset Management Fund (4 series) since 2015; Trustee, Monteagle Funds (6 series) since 2015.
Thomas E. Niehaus Born: 1960 Trustee; Member, Audit Committee; Chairman and Member, Nominating and Valuation Committees Since 2014	Managing Director, Oakpoint Fund Services LLC since 2006.	1	Director, Rampart Funds, LP (2007 – 2020); GLASfunds, SPC since 2022.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Benjamin R. Bloomstone Born: 1957 Trustee; Chief Executive Officer; President Since 2023	Managing Member, Cross Shore Capital Management, LLC and Cross Shore GP, LLC	1	None

(1)	Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting holding at least two-thirds (2/3) of outstanding Institutional Shares.

(2)	Mr. Bloomstone is an Interested Trustee because of his affiliation with the Adviser.

Trustees and Officers (Unaudited) (concluded)

Principal Officers who are Not Trustees

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Zachary P. Richmond (2) Born: 1980 Treasurer and Principal Financial Officer Since 2021	Vice President - Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President and Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015-February 2019).
Martin R. Dean (2) Born: 1963 Chief Compliance Officer Since 2016	President, Northern Lights Compliance Services, LLC (January 2023 to present); Senior Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to January 2023).
Elisabeth A. Dahl (2) Born: 1962 Secretary Since 2021	Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC (March 2016 to present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

(2)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 300-7828 to request a copy of the SAI or to make shareholder inquiries.

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (844) 300-7828.

Privacy Notice

FACTS	WHAT DOES CROSS SHORE DISCOVERY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect, and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (844) 300-7828

Privacy Notice (concluded)

Who we are
Who is providing this notice?	Cross Shore Discovery Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Cross Shore Capital Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Fund at (844) 300-7828 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Benjamin R. Bloomstone, Chairman
David J. Gruber
Thomas E. Niehaus

OFFICERS
Benjamin R. Bloomstone, Chief Executive Officer and President
Zachary Richmond, Principal Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer
Elisabeth A. Dahl, Secretary

INVESTMENT ADVISER
Cross Shore Capital Management, LLC
111 Great Neck Road, Suite 210
Great Neck, NY 11021

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water St., Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

CUSTODIAN
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Cross Shore-AR-23

(b) NOT APPLICABLE

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David J. Gruber and Thomas E. Niehaus, each of whom is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
Registrant

Cross Shore Discovery Fund:	FY 2023	$42,000
	FY 2022	$41,000

(b)	Audit-Related Fees
Registrant

Cross Shore Discovery Fund:	FY 2023	$0
	FY 2022	$0

(c)	Tax Fees
Registrant

Cross Shore Discovery Fund:	FY 2023	$12,500
	FY 2022	$12,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
	Registrant

Cross Shore Discovery Fund:	FY 2023	$0
	FY 2022	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Fund, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

None of the services described in paragraph (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates
FY 2023	$12,500
FY 2022	$12,000

(h)        The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i)        Not applicable

(j)       Not applicable

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

Money market funds or their equivalent shall not be subject to these Proxy Voting Policies and Procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

• Keep a record of each proxy received;

• Forward the proxy to the portfolio manager or other managing member who makes the voting decision in the firm

• Determine which portfolios managed by the Adviser hold the security to which the proxy relates;

• Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

• Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

• The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

• Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

• Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

• whether the proposal was recommended by management and the Adviser’s opinion of management;

• whether the proposal acts to entrench existing management; and

• whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V. DISCLOSURE

1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part II, and will be updated whenever these policies and procedures are updated.

VI. RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

• Copies of this proxy voting policy and procedures, and any amendments thereto.

• A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

• A record of each vote that the Adviser casts.2

• A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

• A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

1 The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).

2 The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

Item 8. Portfolio Managers of Closed-End Investment Companies.

Victor Linell and Benjamin Bloomstone are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio. Neil Kuttner, a member of the Board and the Chief Operating Officer of the Adviser, may veto investment decisions on the grounds of operational concerns only.. Messrs. Linell, Bloomstone and Kuttner have served on the Adviser’s Investment Committee since the Fund’s inception on August 1, 2012. Biographical information for Messrs. Bloomstone, Kuttner, and Linell is set forth below.

Benjamin Bloomstone. Benjamin Bloomstone is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Linell. Mr. Bloomstone worked in the financial services industry for 24 years before joining the Adviser in March 2003. From 1989 until 2003, he was a managing director and equity product manager at Credit Suisse First Boston, where he was responsible for institutional equity research sales in the Boston area. Prior to joining Credit Suisse First Boston, Mr. Bloomstone was a principal with Sanford C. Bernstein Co., Inc. (“Bernstein”) in the institutional sales area. He started his career at Price Waterhouse where he was a Certified Public Accountant (“CPA”) in the audit and tax division. Mr. Bloomstone received his B.S. in accounting from the State University of New York at Albany.

Neil Kuttner. Neil Kuttner is a Managing Member of the Adviser and serves as Chief Operations Officer, with responsibility for finance, operations and compliance. Mr. Kuttner worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1982 through 2001, he was employed by Bernstein as a principal, holding positions of chief financial officer and treasurer. After the sale of Bernstein to Alliance Capital in 2000, he worked on a number of special assignments for the combined company and taught tax planning at Lehman College. Mr. Kuttner began his career at Coopers and Lybrand as a CPA and supervising auditor. Mr. Kuttner earned a B.A. in economics from City College of New York and a master’s degree in business administration from the Wharton School.

Victor Linell. Victor Linell is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Bloomstone. Mr. Linell worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1987 until 2002, he was a principal at Bernstein, where he was responsible for institutional equity research sales for many of Bernstein’s largest accounts, including: Fidelity Management and Research Co., Wellington Management Co., Massachusetts Financial Services Inc. and State Street Research and Management Co. Prior to joining Bernstein, Mr. Linell was a vice president and financial adviser with Shearson Lehman American Express. He started his career at Price Waterhouse where he was a CPA in the audit and tax division. Mr. Linell received his B.S. in accounting from the University of Maryland.

The Team Members are responsible for managing all accounts, funds and other investment vehicles of the Adviser. The table below identifies, the number of accounts managed (excluding the Fund) by the Team Members and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Team Members do not manage any other registered investment companies. Information in the table is shown as of March 31, 2023. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee (1)
B. Bloomstone	6	$115,945,944	6	$115,945,944	0	N/A	N/A	N/A
N. Kuttner	6	$115,945,944	6	$115,945,944	0	N/A	N/A	N/A
V. Linell	6	$115,945,944	6	$115,945,944	0	N/A	N/A	N/A

(1)	These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

Potential Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Team member’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Team Member is responsible, on the other. For example, the management of multiple accounts may result in a Team Member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a Team Member spends on a single portfolio, it does periodically assess whether a Team Member has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a Team Member to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Adviser has adopted and implemented policies and procedures, including trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation

All of the Team Members are Managing Members and equity owners of the Adviser. Their compensation consists of a fixed salary plus their respective share of the Adviser’s earnings

Ownership of Institutional Shares

As of March 31, 2023, each Team Member owned Institutional Shares as summarized in the following table:

Dollar Range of

Beneficial

Ownership in Fund

Team Member                                                                     as of March 31, 2023

B. Bloomstone                                                                       Over $1,000,000

N. Kuttner                                                                             Over $1,000,000

V. Linell                                                                                 Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Fund with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 13. Exhibits.

(a) (1) Code filed herewith.
(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.
(3) Not applicable
(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cross Shore Discovery Fund

By: /s/ Benjamin R. Bloomstone

Benjamin R. Bloomstone, President and Chief Executive Officer

Date:	6/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Benjamin R. Bloomstone

Benjamin R. Bloomstone, President and Chief Executive Officer

Date:	6/9/2023

By: /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Officer

Date:	6/9/2023